                                                                   EXHIBIT 10.1



                        FIRST AMENDMENT TO LOAN AGREEMENT

                                 USA TRUCK, INC.



                               FIRST AMENDMENT TO
                                 LOAN AGREEMENT

                                      AMONG

                             BANK OF AMERICA, N.A.,
                            AS "ADMINISTRATIVE AGENT"

                                       AND

                             BANK OF AMERICA, N.A.,
                               FIRSTAR BANK, N.A.
                                  SUNTRUST BANK
                                  AS "LENDERS"

                                       AND

                                 USA TRUCK, INC.
                                  AS "BORROWER"





                           DATED AS OF MARCH 30, 2001

                               FIRST AMENDMENT TO

                                 LOAN AGREEMENT

         This First Amendment to Loan Agreement ("Amendment") is executed as of March 30, 2001, by and among USA TRUCK, INC., a Delaware corporation ("Borrower"), BANK OF AMERICA, N.A. ("BofA"), as "Administrative Agent" and "Issuer", and BofA and the other lenders listed on EXHIBIT 3 to this and their respective successors and assigns, as "Lenders".

                                    RECITALS

         WHEREAS, Borrower, Administrative Agent, Issuer and Lenders are parties to a Loan Agreement dated April 28, 2000, pursuant to which Lenders have extended a revolving credit facility in the principal amount of $60,000,000.00 to Borrower; and

         WHEREAS, Borrower has requested certain modifications to the Loan Agreement and Lenders have agreed to make the requested modifications on the terms and conditions set forth in this Amendment.

         NOW, THEREFORE, incorporating the Recitals of Fact set forth above and in consideration of the mutual agreements and covenants contained herein, the receipt and sufficiency of which are hereby acknowledged, Borrower and Bank agree as follows:

         1. DEFINITIONS. As used in this First Amendment and as amendments and additions to the definitions set forth in the Glossary of Definitions in Section
2.1 and Exhibit 2.1 of the Loan Agreement, the capitalized terms used in this Amendment and the Loan Agreement shall have the respective meanings indicated in Amended Exhibit 2.1.

         2. All references herein to the term "Section" shall refer to the applicable Section of the Loan Agreement

         3. Section 3.1.5 of the Loan Agreement is hereby amended by the deletion of current Section 3.1.5 and the insertion of a new Section 3.1.5 in lieu thereof as follows:

                          "3.1.5 Eligible Unencumbered Equipment. "Eligible
             Unencumbered Equipment" includes all Unencumbered Revenue Equipment of Borrower, except Unencumbered Revenue Equipment (i) that is obsolete, not in good condition, or not either currently usable or currently saleable in the ordinary course of Borrower's business;
             (ii) that it is not subject to a valid and enforceable, first priority, perfected Security Interest in favor of Administrative Agent for the benefit of Lenders; (iii) that is subject to a lien in favor of any person other than the Administrative Agent for the benefit of Lenders; (iv) that is not satisfactory to Administrative Agent because of its age, condition, type, or quantity; (v) with respect to which any of the representations, warranties, covenants and agreements contained in any of the Loan Documents are not or have ceased to be complete and correct or have been breached; and
             (vi) that has sustained damage precluding use in the ordinary course of Borrower's business as Unencumbered Revenue Equipment and such damage is not repaired within thirty (30) days after sustaining such damage."

             4. Section 4.6 (Commitment Fees; Base Rate Increments and Libor Increments) of the Loan Agreement is hereby amended by the modification of the current Level V of the Base Rate and Libor Increment grid of Section 4.6 and the addition of a new Level VI as follows:

             4.6. Commitment Fee; Base Rate Increments and LIBOR Increments.

Level       If the ratio of Total Funded
            Debt to EBITDAR (for the
            four Fiscal Quarter period         Commitment Fee      The applicable LIBOR       The applicable Base
            of Borrower then ended) is:                            Increment                  Rate Increment
-------     ----------------------------   ------------------      ---------------------      --------------------
   I        Less than or equal to 1.75x            20 bps                  87.5 bps                   0 bps
-------     ----------------------------   ------------------      ---------------------      --------------------
  II        Greater than 1.75x but less            20 bps                   100 bps                   0 pbs
            than or equal to 2.00x
-------     ----------------------------   ------------------      ---------------------      --------------------
  III       Greater than 2.00x but less            25 bps                  112.5 bps                  0 bps
            than or equal to 2.25x
-------     ----------------------------   ------------------      ---------------------      --------------------
  IV        Greater than 2.25x but less            30 bps                    125 bps                  0 bps
            than or equal to 2.50x
-------     ----------------------------   ------------------      ---------------------      --------------------
   V        Greater than 2.50x but less           37.5 bps                 162.5 bps                 12.5 bps
            than or equal to 2.75x
-------     ----------------------------   ------------------      ---------------------      --------------------
  VI        Greater than 2.75x                    37.5 bps                  200 bps                   50 bps
-------     ----------------------------   ------------------      ---------------------      --------------------


         5. Sections 8.1 (Security Agreement) and 8.2 (Perfection of Security Interest in Unencumbered Revenue Equipment) of the Loan Agreement are hereby amended as follows:

         (a) By the deletion of current Section 8.1 and the insertion of a new
Section 8.1 in lieu thereof as follows:

                          "8.1. Security Agreements. Security agreements from
             Borrower granting to Administrative Agent for the benefit of Lenders a Security Interest in all of the Accounts, Inventory, General Intangibles, Instruments, Documents, Chattel Paper, Equipment, including, but not limited to, all Unencumbered Revenue Equipment of Borrower and all other Goods of Borrower, whether now owned or hereafter acquired, and all proceeds thereof (the "Personal Property Collateral"), subject only to Permitted Security Interests (each such security agreement that Borrower executes and delivers to Administrative Agent for the benefit of Lenders, either on or after the Execution Date, a "Security Agreement")."

         (b) By the deletion of the current first paragraph of Section 8.2 and the insertion of a new first paragraph of Section 8.2 as follows:

                          "8.2. Perfection of Security Interest in Unencumbered
             Revenue Equipment and Collateral Agent. Borrower and Administrative Agent shall take the actions necessary to perfect the Administrative Agent's Security Interest, the portion of the Unencumbered Revenue Equipment that consists of tractors purchased after the Effective Date, and all of the Personal Property Collateral, other than Unencumbered Revenue Equipment, not consisting of tractors, purchased on or after the Effective Date. The Administrative Agent may delegate to the Collateral Agent, in accordance with the terms of the Collateral Agency Agreement, the authority to act on behalf of the Administrative Agent to accomplish the perfection of Administrative Agent's Security Interest in the Unencumbered Revenue Equipment. Within ten (10) days of the Effective Date the Borrower and Administrative Agent shall select a mutually-agreeable collateral agent (the "Collateral Agent"); provided, however, if Borrower and Administrative Agent are unable to agree upon the selection of the Collateral Agent, Administrative Agent shall act as the Collateral Agent. Within thirty (30) days of the Effective Date, the Administrative Agent, the Borrower and the Collateral Agent shall execute an agreement satisfactory to the Administrative Agent (the "Collateral Agency Agreement") specifying the rights and duties of the Collateral Agent; the administrative procedures to be utilized to administer the Perfection Documents, in addition to these set forth herein, and to release the Administrative Agent's Security Interest on the Unencumbered Revenue Equipment; the fees to be paid to the Collateral Agent; terms of indemnification and such other appropriate terms and conditions. Upon the occurrence of a Perfection Triggering Event, Borrower shall, upon the request of Administrative Agent, deliver to the Collateral Agent the Perfection Documents. The Collateral Agent shall hold the Perfection Documents for the benefit of the Administrative Agent. Upon the request of Administrative Agent, after a Perfection Triggering Event, the Collateral Agent shall commence the Perfection Procedures in accordance with this Agreement and the Collateral Agency Agreement. Borrowers hereby authorize the Collateral Agent and the Administrative Agent and irrevocably appoint the Administrative Agent (acting by any of its officers) as Borrowers' agent and attorney-in-fact, which appointment is coupled with an interest and is therefore irrevocable to do any of the following at any time as to Unencumbered Revenue Equipment purchased on or after the Effective Date and after the occurrence of a Perfection Triggering Event as to the Unencumbered Revenue Equipment owned by Borrower before the Effective Date until all of the Loan Obligations are fully paid and satisfied, the Commitments are terminated and the LCs have expired: (i) execute the Perfection Documents in the name of the Borrower; (ii) file or record the Perfection Documents with each such Governmental Authority where such filing or recordation is necessary to perfect the Administrative Agent's security interest in the Unencumbered Revenue Equipment; (iii) take all other acts required to enable Administrative Agent to obtain a perfected Security Interest in the Unencumbered Revenue Equipment; and (iv) at Borrowers' expense, pay or make a Revolving Advance to pay each Governmental Authority any amounts necessary to cause the recordation or filing of the Perfection Documents and all other expenses incurred by the Collateral Agent or Administrative Agent in perfecting the Administrative Agent's security interest in the Unencumbered Revenue Equipment (collectively the "Perfection Procedures"). All payments made pursuant to this section and all out-of-pocket costs and expenses of Administrative Agent or Collateral Agent that Lenders pay or incur in connection with the perfection of the Security Interest of Administrative Agent in the Unencumbered Revenue Equipment shall be a part of the Loan Obligations, the repayment of which shall be secured by the Collateral.

         6. Non-Waiver of Triggering Event Perfections Requirements. Borrower agrees that in the event a Perfection Triggering Event has occurred prior to the Amendment Date, that the failure of the Administrative Agent to require the perfection of Administrative Agent's Security Interest in all of the Unencumbered Revenue Equipment shall not constitute a waiver of the Administrative Agent's rights under the Loan Documents to require the perfection of Administrative Agent's Security Interest in all of the Unencumbered Revenue Equipment on account of the occurrence of a Perfection Triggering Event that occurs either before or after the Amendment Date.

         7. Section 14.12.1 of the Loan Agreement is hereby amended by the deletion of the current Section 14.12.1 and the insertion of a new Section
14.12.1 in lieu thereof as follows:

                          "14.12.1. Preservation and Perfection of Security
             Interests in Personal Property Collateral. Borrower shall promptly, upon the reasonable request of Administrative Agent as to all Collateral other than Unencumbered Revenue Equipment consisting of trailers and those tractors owned prior to the Effective Date, and upon the occurrence of a Perfection Triggering Event as to all Collateral and at Borrower's expense, execute, acknowledge and deliver, or cause the execution, acknowledgment and delivery of, and thereafter file or record in the appropriate governmental office, any document or instrument supplementing or confirming the Security Documents or otherwise deemed necessary by Administrative Agent to create, preserve or perfect any Security Interest in Personal Property Collateral purported to be created by the Security Documents or to fully consummate the transactions contemplated by the Loan Documents. The foregoing actions by Borrower shall include (i) filing financing or continuation statements, and amendments thereof, in form and substance satisfactory to Administrative Agent; (ii) delivering to Administrative Agent all other Collateral of which Administrative Agent determines it should have physical possession in order to perfect and protect Administrative Agent's Security Interest for the benefit of Lenders therein, duly endorsed or assigned to Administrative Agent without restriction; (iii) delivering to Administrative Agent all letters of credit on which Borrower is named beneficiary; (iv) placing a durable notice of the existence of Administrative Agent's Security Interest for the benefit of Lenders, satisfactory to Administrative Agent, upon such items of the Collateral as are designated by Administrative Agent;(v) placing a notice of the existence of Administrative Agent's Security Interest for the benefit of Lenders, satisfactory to Administrative Agent, upon those writings evidencing the Collateral and the books and records of Borrower pertaining to the Collateral, as designated by Administrative Agent; and (vi) filing or recording in the appropriate governmental office the Perfection Documents."

         8. Section 16.3 of the Loan Agreement is hereby amended by the deletion of the current Section 16.3 and the insertion of a new Section 16.3 in lieu thereof as follows:

                          "16.3. Minimum Fixed Charge Coverage Ratio. Commencing
             with the Fiscal Quarter ending March 31, 2001, Borrower's Fixed Charge Coverage Ratio, measured at the end of each Fiscal Quarter shall not be less than the respective ratio hereafter set forth as being applicable to each such Fiscal Quarter:

                                    Fiscal Quarter                    Fixed Charge
                                    Ending Date                       Coverage Ratio
                                    --------------                    --------------
                                    March 31, 2001                            1.00:1
                                    June 30, 2001                             1.00:1
                                    September 30, 2001                        1.00:1
                                    December 31, 2001                         1.10:1
                                    March 31, 2001                            1.10:1
                                    June 30, 2001                             1.15:1
                                    September 30, 2002                        1.15:1
                                    December 31, 2002 and thereafter          1.20:1"

         9. The Disclosure Schedule to the Loan Agreement is amended by the modification of the Section 12.32 disclosures set forth thereon to insert the disclosure of two wholly-owned subsidiaries as follows: International Freight Services, Inc., a Texas corporation and a company organized under the laws of Mexico.

         10. CONDITIONS PRECEDENT. Lenders' Administrative Agent's and Issuer's obligation to enter into this Amendment and to otherwise be bound by the Amendment shall be subject to the following conditions precedent:

         (a) Administrative Agent shall have received all of the following, each dated (unless otherwise indicated) the Amendment Date, in form and substance satisfactory to Lenders:

                          (1) OFFICER'S CERTIFICATE. A certificate,
             substantially in the form of EXHIBIT "10.2" hereto, signed by an officer of Borrower, stating that (to his or her best knowledge and belief after reasonable and due investigation and review of matters pertinent to the subject matter of such certificate): (i) all of the representations and warranties contained in the Loan Agreement are true and correct as of the Amendment Date; and (ii) no event has occurred and is continuing, or would result from an Advance which constitutes an Extant Default or cause an Extant Default to occur.

                          (2) INCUMBENCY CERTIFICATE. A signed certificate,
             substantially in the form of EXHIBIT "10.3" hereto, of the Secretary or Assistant Secretary of Borrower which shall certify the names of the officers of Borrower authorized to sign each of the Loan Documents and the other documents or certificates to be delivered by Borrower pursuant to the First Amendment and other Loan Documents, together with the true signatures of each of such officers. Administrative Agent and Lenders may conclusively rely on such certificates until Administrative Agent and Lenders shall receive a further certificate of the Secretary or Assistant Secretary of Borrower canceling or amending the prior certificate and submitting the signatures of the officers named in such further certificate.

                          (3) RESOLUTIONS OF BORROWER. Resolutions,
             substantially in the form of EXHIBIT "10.4" hereto, of the Board of Directors of Borrower approving the execution, delivery and performance of the Amendment, the Amended Security Agreement and the other Loan Documents executed by Borrower and authorizing the consummation of the transactions contemplated herein and therein, duly adopted by the Board of Directors and accompanied by a certificate of the Secretary or Assistant Secretary of Borrower stating that such resolutions are true and correct, have not been altered or repealed and are in full force and effect on the Amendment Date.

                          (4) AMENDED SECURITY AGREEMENT. The duly executed
             Amended Security Agreement of Borrower, in substantially the form of EXHIBIT "10.5" hereto.

                          (5) LIEN SEARCHES. Uniform Commercial Code or other
             Lien searches from such recording or abstract offices as Administrative Agent shall specify, evidencing the priority of Administrative Agent's Security Interest under the Security Agreement and Amended Security Agreement over any other Encumbrances, except for Permitted Security Interest. The searches must be dated no earlier than five (5) days prior to the Amendment Date.

                          (6) UNIFORM COMMERCIAL CODE FINANCING STATEMENTS. Duly
             executed Uniform Commercial Code Financing Statements in a form satisfactory to Administrative Agent to the extent required to perfect Administrative Agent's Security Interest in the Collateral that may be perfected by the filing of Financing Statements.

                          (7) PAYMENT OF ATTORNEYS FEES AND COSTS. Payment by
             Borrower of the legal fees and costs incurred by Administrative Agent or Lenders in connection with the First Amendment no later than thirty (30) days after the Amendment Date.

                          (8) AMENDMENT FEE. Borrower shall have paid to the
             Administrative Agent for the benefit of Lenders an Amendment Fee of $75,000.00 and all other fees and costs owing to Administrative Agent.

                          (9) ADDITIONAL INFORMATION AND DOCUMENTS. Such other
             information and documents as may reasonably be requested by Lenders, Issuer, Administrative Agent or their counsel;

         (b) The representations and warranties contained herein and in all the other Loan Documents shall be true and correct as of the Amendment Date as if made on the Amendment Date;

         (c) No Extant Default shall exist; and

         (d) All proceedings taken in connection with the transactions contemplated by this Amendment and all documents, instruments, and other legal matters incident thereto shall be satisfactory to Lenders, Administrative Agent, Issuer and their counsel.

         11. REAFFIRMATION. Except to the extent the provisions of the Loan Documents are specifically amended, modified or superseded by this Amendment, the representations, warranties and affirmative and negative terms, conditions, agreements, obligations and covenants of Borrower contained in the Loan Documents shall remain in full force and effect without any modification whatsoever and shall continue to apply to the Loan and other obligations of Borrower under the Loan Agreement, the Notes and other Loan Documents. Borrower hereby restates and reaffirms each and every term and provision of the Loan Documents, including but not limited to all representations, warranties and affirmative and negative covenants.

         12. ATTORNEYS FEES. Borrower agrees to pay all attorneys fees and other costs incurred by Administrative Agent or Lenders in connection with the preparation of the Amendment and all other matters related to or subject to the provisions of the Amendment.

         13. FURTHER ACTS. In addition to the acts and deeds stated herein and contemplated to be performed, executed and delivered by the respective parties herein, each of the parties hereto agrees to perform, execute and deliver, or cause to be performed, executed and delivered, any and all such further acts, deeds and assurances as may be reasonably necessary to consummate the transactions contemplated herein.

         14. MISCELLANEOUS.

             (a) Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and all future holders of the Notes and their respective successors and assigns, except that Borrower may not assign, delegate or transfer any of its rights or obligations under this Amendment without the prior written consent of Administrative Agent and Required Lenders. With respect to Borrower's successors and assigns, such successors and assigns shall include any receiver, trustee or debtor-in-possession of or for Borrower. Each Lender may, in a manner satisfactory to Administrative Agent and Borrower, assign its rights and delegate its obligations under the Loan Documents. For this purpose, such Lender may disclose to a potential or actual assignee any information supplied to such Lender by or on behalf of Borrower.

             (b) Severability. Any provision of this Amendment which is prohibited, unenforceable or not authorized in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition, unenforceability or lack of authorization without invalidating the remaining provisions hereof or affecting the validity, enforceability or legality of such provision in any other jurisdiction unless the ineffectiveness of such provision would result in such a material change as to cause completion of the transactions contemplated hereby to be unreasonable.

             (c) Counterparts. This Amendment may be executed by the parties hereto on any number of separate counterparts, and all such counterparts taken together shall constitute one and the same instrument. It shall not be necessary in making proof of this Amendment to produce or account for more than one counterpart signed by the party to be charged.

             (d) Governing Law; No Third Party Rights. This Amendment and the rights and obligations of the parties hereunder and thereunder shall be governed by and construed and interpreted in accordance with the internal laws of the State of Missouri applicable to contracts made and to be performed wholly within such state. This Amendment is solely for the benefit of the parties hereto and their respective successors and assigns, and no other Person shall have any right, benefit, priority or interest under, or because of the existence of, this Amendment.

             (e) Captions. Section captions are for convenience only and shall not affect the interpretation or construction of this Amendment or the other Loan Documents.

             (f) Counterpart Facsimile Execution. For purposes of this Amendment, a document (or signature page thereto) signed and transmitted by facsimile machine or telecopier is to be treated as an original document. The signature of any Person thereon, for purposes hereof, is to be considered as an original signature, and the document transmitted is to be considered to have the same binding effect as an original signature on an original document. At the request of any party hereto, any facsimile or telecopy document is to be re-executed in original form by the Persons who executed the facsimile or telecopy document. No party hereto may raise the use of a facsimile machine or telecopier or the fact that any signature was transmitted through the use of a facsimile or telecopier machine as a defense to the enforcement of this Amendment or any amendment or other document executed in compliance with this Section.

             (g) Construction. Unless the context of this Amendment clearly requires otherwise: (i) references to the plural include the singular and vice versa; (ii) references to any Person include such Person's successors and assigns but, if applicable, only if such successors and assigns are permitted by this Amendment; (iii) references to one gender include all genders; (iv) "including" is not limiting; (v) "or" has the inclusive meaning represented by the phrase "and/or"; (vi) the words "hereof", "herein", "hereby", "hereunder" and similar terms in this Amendment refer to this Amendment as a whole, including its Exhibits and Appendices, and not to any particular provision of this Amendment; (vii) the word Section or section and Page or page refer to a section or page, respectively, and the word "Exhibit" refers to an Exhibit to this Amendment unless it expressly refers to something else; (viii) reference to any agreement (including this Amendment), document or instrument, including one defined herein, means such agreement, document or instrument as amended or modified and in effect from time to time in accordance with the terms thereof and, if applicable, the terms hereof; and (ix) general and specific references to any Law means such Law as amended, modified, codified or reenacted, in whole or in part, and in effect from time to time.

             (h) Negotiated Transaction. Borrower, Administrative Agent and each Lender represent each to the others that in the negotiation and drafting of this Amendment and the other Loan Documents they have been represented by and have relied upon the advice of counsel of their choice. Borrower and Administrative Agent affirm that their counsel have both had substantial roles in the drafting and negotiation of this Amendment and each Lender affirms that its counsel has participated in the drafting and negotiation of this Amendment; therefore, this Amendment will be deemed drafted by all of Borrower, Administrative Agent and Lenders, and the rule of construction to the effect that any ambiguities are to be resolved against the drafter will not be employed in the interpretation of this Amendment.

             (i) MANDATORY ARBITRATION ANY CONTROVERSY OR CLAIM BETWEEN OR AMONG THE PARTIES HERETO INCLUDING BUT NOT LIMITED TO THOSE ARISING OUT OF OR RELATING TO THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT, INCLUDING ANY CLAIM BASED ON OR ARISING FROM AN ALLEGED TORT, SHALL BE DETERMINED BY BINDING ARBITRATION IN ACCORDANCE WITH THE FEDERAL ARBITRATION ACT (OR IF NOT APPLICABLE, THE APPLICABLE STATE LAW), THE RULES OF PRACTICE AND PROCEDURE FOR THE AMERICAN ARBITRATION ASSOCIATION AND THE "SPECIAL RULES" SET FORTH BELOW. IN THE EVENT OF ANY INCONSISTENCY, THE SPECIAL RULES SHALL CONTROL. JUDGMENT UPON ANY ARBITRATION AWARD MAY BE ENTERED IN ANY COURT HAVING JURISDICTION. ANY PARTY TO THIS AMENDMENT MAY BRING AN ACTION, INCLUDING A SUMMARY OR EXPEDITED PROCEEDING, TO COMPEL ARBITRATION OF ANY CONTROVERSY OR CLAIM TO WHICH THIS AMENDMENT APPLIES IN ANY COURT HAVING JURISDICTION OVER SUCH ACTION.

             (j) SPECIAL RULES. THE ARBITRATION SHALL BE CONDUCTED IN ST. LOUIS, MISSOURI AND ADMINISTERED BY THE AMERICAN ARBITRATION ASSOCIATION WHO WILL APPOINT THREE ARBITRATORS HAVING THE

FOLLOWING QUALIFICATIONS: (i) ONE OF THE ARBITRATORS SHALL BE AN ATTORNEY LICENSED TO PRACTICE IN THE STATE OF MISSOURI WITH EXTENSIVE EXPERIENCE IN REPRESENTING BANKS IN LENDING TRANSACTIONS; (ii) THE OTHER TWO (2) ARBITRATORS SHALL HAVE EXTENSIVE EXPERIENCE AS A BANK LENDING OFFICER WHICH INCLUDES EXPERIENCE IN SYNDICATED LOAN TRANSACTIONS IN EXCESS OF $30,000,000 AND HAVE HELD AN OFFICER'S TITLE OF NOT LESS THAN SENIOR VICE PRESIDENT and (iii) EACH OF THE ARBITRATORS SHALL BE INDEPENDENT AND WITHOUT CONFLICT OF INTEREST, INCLUDING, BUT NOT LIMITED TO, HAVING NO FINANCIAL, CONSULTING OR OTHER CONTRACTUAL AGREEMENTS OR FINANCIAL INTEREST WITH OR IN ANY PARTY OR AN AFFILIATE OF ANY PARTY. ALL ARBITRATION HEARINGS WILL BE COMMENCED WITHIN NINETY
(90) CALENDAR DAYS OF THE DEMAND FOR ARBITRATION; FURTHER, THE ARBITRATORS SHALL ONLY, UPON A SHOWING OF CAUSE, BE PERMITTED TO EXTEND THE COMMENCEMENT OF SUCH HEARING FOR UP TO AN ADDITIONAL SIXTY (60) CALENDAR DAYS.

             (k) RESERVATION OF RIGHTS. NOTHING IN THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT SHALL BE DEEMED TO (I) LIMIT THE APPLICABILITY OF ANY OTHERWISE APPLICABLE STATUTES OF LIMITATION OR REPOSE AND ANY WAIVERS CONTAINED IN THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT; OR (II) BE A WAIVER BY ADMINISTRATIVE AGENT OR ANY LENDER OF THE PROTECTION AFFORDED TO IT BY 12 U.S.C. SEC. 91 OR ANY SUBSTANTIALLY EQUIVALENT STATE LAW; OR (III) LIMIT THE RIGHT OF ADMINISTRATIVE AGENT OR ANY LENDER (A) TO EXERCISE SELF HELP REMEDIES SUCH AS (BUT NOT LIMITED
TO) SETOFF, OR (B) TO FORECLOSE AGAINST ANY COLLATERAL, OR (C) TO OBTAIN FROM A COURT PROVISIONAL OR ANCILLARY REMEDIES SUCH AS (BUT NOT LIMITED TO) INJUNCTIVE RELIEF OR THE APPOINTMENT OF A RECEIVER. ADMINISTRATIVE AGENT OR ANY LENDER MAY EXERCISE SUCH SELF HELP RIGHTS, FORECLOSE UPON THE COLLATERAL, OR TAKE ANY OTHER ACTION WITH RESPECT TO THE COLLATERAL, BORROWER, ANY OTHER COVERED PERSON, ANY GUARANTOR OR ANY OTHER PERSON LIABLE FOR ALL OR ANY PORTION OF THE LOAN OBLIGATIONS OR OBTAIN SUCH PROVISIONAL OR ANCILLARY REMEDIES BEFORE, DURING OR AFTER THE PENDENCY OF ANY ARBITRATION PROCEEDING BROUGHT PURSUANT TO THIS AMENDMENT OR ANY OF THE OTHER LOAN DOCUMENTS. AT THE OPTION OF ADMINISTRATIVE AGENT OR ANY LENDER, FORECLOSURE UNDER A DEED OF TRUST OR MORTGAGE MAY BE ACCOMPLISHED BY ANY OF THE FOLLOWING: THE EXERCISE OF A POWER OF SALE UNDER THE DEED OF TRUST OR MORTGAGE, OR BY JUDICIAL SALE UNDER THE DEED OF TRUST OR MORTGAGE, OR BY JUDICIAL FORECLOSURE. NEITHER THE EXERCISE OF SELF HELP REMEDIES NOR THE INSTITUTION OR MAINTENANCE OF AN ACTION FOR FORECLOSURE OR PROVISIONAL OR ANCILLARY REMEDIES SHALL CONSTITUTE A WAIVER OF THE RIGHT OF ANY PARTY, INCLUDING THE CLAIMANT IN ANY SUCH ACTION, TO ARBITRATE THE MERITS OF THE CONTROVERSY OR CLAIM OCCASIONING RESORT TO SUCH REMEDIES. NO PROVISION IN THIS AMENDMENT OR IN ANY OTHER LOAN DOCUMENT REGARDING SUBMISSION TO JURISDICTION, CHOICE OF FORUM, WAIVER OF JURY TRIAL AND/OR VENUE IN ANY COURT IS INTENDED OR SHALL BE CONSTRUED TO BE IN DEROGATION OF THE PROVISIONS IN THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT FOR ARBITRATION OF ANY CONTROVERSY OR CLAIM.


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


             (l) CHOICE OF FORUM. IF THIS AMENDMENT IS FOUND NOT TO BE SUBJECT TO ARBITRATION, THEN: SUBJECT ONLY TO THE EXCEPTION IN THE NEXT SENTENCE, BORROWER, ADMINISTRATIVE AGENT, AND EACH LENDER HEREBY AGREES TO THE EXCLUSIVE JURISDICTION OF THE FEDERAL COURT OF THE EASTERN DISTRICT OF MISSOURI AND THE STATE COURTS OF MISSOURI LOCATED IN ST. LOUIS AND WAIVES ANY OBJECTION BASED ON VENUE OR FORUM NON CONVENIENS WITH RESPECT TO ANY ACTION INSTITUTED THEREIN, AND AGREES THAT ANY DISPUTE CONCERNING THE RELATIONSHIP BETWEEN ADMINISTRATIVE AGENT, LENDERS, AND BORROWER OR THE CONDUCT OF ANY OF THEM IN CONNECTION WITH THIS AMENDMENT OR OTHERWISE SHALL BE HEARD ONLY IN THE COURTS DESCRIBED ABOVE. NOTWITHSTANDING THE FOREGOING: (1) ADMINISTRATIVE AGENT OR ANY LENDER SHALL HAVE THE RIGHT TO BRING ANY ACTION OR PROCEEDING AGAINST BORROWER OR ITS PROPERTY IN ANY COURTS OF ANY OTHER JURISDICTION ADMINISTRATIVE AGENT OR ANY LENDER DEEM NECESSARY OR APPROPRIATE IN ORDER TO REALIZE ON THE COLLATERAL, REAL ESTATE OR OTHER SECURITY FOR THE LOAN OBLIGATIONS, AND (2) EACH OF THE PARTIES HERETO ACKNOWLEDGES THAT ANY APPEALS FROM THE COURTS DESCRIBED IN THE IMMEDIATELY PRECEDING SENTENCE MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE THOSE JURISDICTIONS.

             (m) WAIVER OF JURY TRIAL. IF THIS AMENDMENT IS FOUND NOT TO BE SUBJECT TO ARBITRATION, THEN: WITHOUT INTENDING TO ALTER OR LIMIT THE PROVISIONS OF SECTION 21.12, BORROWER, ADMINISTRATIVE AGENT, AND EACH LENDER HEREBY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (1) ARISING UNDER THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT, OR (2) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM IN RESPECT OF THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT, OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE. BORROWER, ADMINISTRATIVE AGENT, AND EACH LENDER AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY AND THAT ANY PARTY MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS AMENDMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

             (n) Incorporation By Reference. All of the terms of the other Loan Documents are incorporated in and made a part of this Amendment by this reference.

             (o) Statutory Notice - Oral Commitments. The following notice is given pursuant to Section 432.045 of the Missouri Revised Statutes; nothing contained in such notice shall be deemed to limit or modify the terms of the Loan Documents:

ORAL AGREEMENTS OR COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT INCLUDING PROMISES TO EXTEND OR RENEW SUCH DEBT ARE NOT ENFORCEABLE. TO PROTECT YOU (BORROWER) AND US (CREDITOR) FROM MISUNDERSTANDING OR



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

DISAPPOINTMENT, ANY AGREEMENTS WE REACH COVERING SUCH MATTERS ARE CONTAINED IN THIS WRITING, WHICH IS THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN US, EXCEPT AS WE MAY LATER AGREE IN WRITING TO MODIFY IT.

             (p) No Other Agreements. Except for this Amendment and the other Loan Documents, there are no other agreements between Administrative Agent, Lenders, and Borrower, oral or written, concerning the subject matter of the Loan Documents, and all prior agreements concerning the same subject matter, including any commitment letter, are merged into the Loan Documents and thereby extinguished.

IN WITNESS WHEREOF, we have executed this Amendment on the date and year above written.

                              BORROWER:

                              USA TRUCK, INC., a Delaware corporation

                              By:  /s/ Robert M. Powell
                                 ----------------------------------------------
                                   Robert M. Powell
                                   President and Chief Executive Officer

                              LENDERS:

                              BANK OF AMERICA, N.A.

                              By:  /s/ Keith M. Schmelder
                                 ----------------------------------------------
                                   Keith M. Schmelder
                                   Vice President

                              FIRSTAR BANK, N.A.

                              By:  /s/ John Holland
                                 ----------------------------------------------
                                   John Holland
                                   Senior Vice President


                              SUNTRUST BANK

                              By:  /s/ James L. Mosby
                                 ----------------------------------------------
                                   James L. Mosby
                                   Vice President





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